Exhibit 10.1

Execution

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

JOINT COMMERCIAL ALLIANCE SETTLEMENT AGREEMENT

This JOINT COMMERCIAL ALLIANCE SETTLEMENT AGREEMENT (the “Agreement”), dated as of March 6, 2012 (the “Effective Date”), is by and among (i) Metabolix, Inc., a Delaware corporation (“Metabolix”); (ii) ADM Polymer Corporation, a Delaware corporation (“ADM”); (iii) Telles, LLC, a Delaware limited liability company (“Telles”); and (iv) Telles (Europe) BV, a company organized under the laws of the Netherlands and a wholly-owned subsidiary of Telles (“Telles BV”).  Metabolix, ADM and Telles are each a “Party” and are collectively the “Parties.”

WHEREAS, on July 12, 2006, Metabolix, ADM and Telles entered into the Commercial Alliance Agreement (the “Commercial Alliance Agreement”) whereby Telles would market and sell PHA Material and PHA Formulations (each, as such term is defined in the Commercial Alliance Agreement);

WHEREAS, in connection with the Commercial Alliance Agreement, the Parties entered into other agreements and such other agreements and the Commercial Alliance Agreement are together defined under the Commercial Alliance Agreement as the “Commercial Alliance Agreements”;

WHEREAS, on January 9, 2012, ADM exercised its right under the Commercial Alliance Agreement to terminate the Commercial Alliance Agreement, effective as of February 8, 2012, with the effects set forth therein;

WHEREAS, the Commercial Alliance Agreements (as such term is defined in the Commercial Alliance Agreement) automatically terminated upon the termination of the Commercial Alliance Agreement, effective as of February 8, 2012, with the effects set forth in each of such respective Commercial Alliance Agreements;

WHEREAS, Metabolix and ADM are in the process of winding up and dissolving Telles as provided for in the Operating Agreement of Telles between ADM and Metabolix, dated July 12, 2006 (the “Operating Agreement”);

WHEREAS, the parties desire to structure the dissolution and wind-up of Telles as provided for in this Agreement and consistent with the terms of the Operating Agreement;

WHEREAS, ADM and Telles are parties to a Loan and Security Agreement dated as of July 12, 2006 (the “Loan Agreement”);

WHEREAS, ADM agreed to advance loans to Telles on certain terms and conditions pursuant to the Loan Agreement and Telles granted ADM a security interest in the Collateral (as such term is defined in the Loan Agreement), including without limitation the Purchased Inventory (as hereinafter defined), to secure its obligation to repay all amounts due ADM;

WHEREAS, on February 7, 2012, ADM sent to Telles a Notice of Acceleration and Demand for Turnover of Collateral;

WHEREAS, ADM is entitled to exercise its rights and remedies under the Loan Agreement and applicable law against Telles and the Collateral;

WHEREAS, subject to the terms and conditions of this Agreement, Metabolix desires to purchase from Telles and Telles (Europe) BV, a company organized under the laws of the Netherlands and a wholly-owned subsidiary of Telles (“Telles BV”), and Telles and Telles BV desire to sell to Metabolix, all of their respective right, title and interest in the Purchased Inventory as set forth in Section 1 below;

WHEREAS, Metabolix desires to purchase from Telles, and Telles desires to sell to Metabolix, certain additional assets as set forth in Section 1 below;

WHEREAS, ADM shall be entitled to the proceeds of such sales in consideration of ADM’s release of its lien on the Purchased Inventory and for other good and valuable consideration acknowledged and received herein;

WHEREAS, each of Metabolix and ADM contributed 50% of the purchase price and installation costs for the assets located at [***] and [***] relating to Pilot Sourcing (as such term is defined in the Commercial Alliance Agreement) and which are listed on Exhibit A to this Agreement (the “Equipment”);

WHEREAS, ADM is willing to relinquish any and all claims to ownership of and reimbursement for the Equipment as set forth in Section 3 below;

WHEREAS, certain of the Commercial Alliance Agreements, including the Commercial Alliance Agreement and the Manufacturing Agreement between Telles and ADM, dated on or about July 12, 2006 (the “Manufacturing Agreement”), contain certain rights and obligations that would have otherwise survived termination of such agreements, and Metabolix and Telles (and their respective affiliates, subsidiaries and successors and assigns) desire to waive and relinquish certain of such rights relating to or concerning Post Termination Services (as such term is defined in the Manufacturing Agreement), manufacturing services, fermentation services or other services to be provided by ADM or its affiliates as set forth in Section 5 below;

WHEREAS, Metabolix and ADM desire to determine the management of the wind-up and dissolution activities for Telles as set forth in Section 4 below;

WHEREAS, ADM, Metabolix and Telles desire to enter into releases of certain claims, including those set forth in Sections 7 and 8 below; and

WHEREAS, the debt and liabilities due from Telles to ADM continue and remain due; and ADM is a secured creditor now, and will remain a secured creditor of Telles after the Effective Date.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.                                      Sale of Purchased Assets to Metabolix.  In consideration of the payment of the Purchase Price and other good and valuable consideration acknowledged and received herein, Metabolix hereby purchases from Telles, and Telles hereby sells to Metabolix (and shall cause Telles BV to sell to Metabolix, as applicable), the Purchased Inventory, the Purchased Trademarks, the Purchased Contracts and the Purchased Certifications (each as defined below), in each case as follows:

2

(a)                             Sale of Purchased Inventory by Telles and Telles BV to Metabolix.  For purposes of this Agreement, “Purchased Inventory” shall mean all inventory, including but not limited to all product inventories, raw materials, work-in-process, finished goods, returned goods, materials consumed in Telles’ or Telles BV’s business and owned by Telles or Telles BV as of the Effective Date.  Notwithstanding anything to the contrary, Purchased Inventory shall not include any and all product inventories, raw materials, work-in-process, finished goods, returned goods, materials consumed in ADM’s business and the like located at or destined for the ADM manufacturing facility located in Clinton, Iowa.  Upon the terms and subject to the conditions of this Agreement, Telles shall (and shall cause Telles BV to), on the Effective Date, irrevocably sell, transfer, assign, convey, and set over to Metabolix the Purchased Inventory, and Metabolix shall purchase from Telles and Telles BV the Purchased Inventory free and clear of all claims and interests of Telles, Telles BV or ADM, but “as is”, “where is”, and without recourse (including without any recourse against the ADM Parties or the Telles Parties, each as defined below) and without any representations or warranties of any kind, express or implied, including, without limitation, any warranties as to value, useful life, non-infringement, fitness for intended use, merchantability, or similar representations and warranties.  By accepting the Purchased Inventory “as is”, “where is” hereunder, Metabolix and any and all of its past, present and future affiliates, parents, subsidiaries, agents, principals, partners, stockholders, members, officers, directors, employees, attorneys, representatives, independent contractors, predecessors, successors, assigns, acquirers, divisions, heirs and insurers (collectively, the “Metabolix Parties”) waive and relinquish any and all claims, suits, liabilities, damages, costs, expenses and actions relating to or concerning the Purchased Inventory and release and discharge Telles and Telles BV and any and all of their respective past, present and future affiliates, parents, subsidiaries, agents, principals, partners, stockholders, members, officers, directors, employees, attorneys, representatives, independent contractors, predecessors, successors, assigns, acquirers, divisions, heirs and insurers (collectively, the “Telles Parties”) and ADM and Archer-Daniels-Midland Company and any and all of their respective past, present and future affiliates, parents, subsidiaries, agents, principals, partners, stockholders, members, officers, directors, employees, attorneys, representatives, independent contractors, predecessors, successors, assigns, acquirers, divisions, heirs and insurers (collectively, the “ADM Parties”) from any and all claims, suits, liabilities, damages, costs, expenses and actions relating to or concerning the Purchased Inventory.  Metabolix shall indemnify, defend and hold harmless the Telles Parties and ADM Parties from and against any and all claims, suits, liabilities, damages, costs, expenses and actions relating to or concerning the Purchased Inventory.

(b)                                 Sale of Specific Telles Assets Relating to Trademarks, Contracts and Certifications by Telles to Metabolix.

(i)                                     Trademarks.  Upon the terms and subject to the conditions of this Agreement, Telles shall, on the Effective Date, irrevocably sell, transfer, assign, convey, and set over to Metabolix all trademarks owned by Telles (the “Purchased Trademarks”), including but not limited to the trademarks listed in the Trademark Assignments attached hereto as Exhibit C.  On the Effective Date, Telles and Metabolix shall execute Trademark Assignments in the forms attached hereto as Exhibit C.

(ii)                                  Contracts.  Upon the terms and subject to the conditions of this Agreement and except as otherwise provided herein, Telles shall (and shall cause Telles BV to), on the Effective Date, irrevocably assign to Metabolix, and Metabolix shall assume, all contracts and agreements to which Telles or Telles BV is a party or has an obligation, responsibility or duty (the “Purchased Contracts”), and the parties will enter an Assignment and Assumption Agreement in the form attached hereto as Exhibit D.   Notwithstanding the foregoing, the Purchased Contracts shall not include any contracts set forth on Exhibit E hereto.  Notwithstanding anything to the contrary in this Agreement, ADM shall receive the proceeds and revenue from the Purchased Contracts to the extent provided in Section 2(b) herein, including but not limited to, any settlement relating to the [***] claim (the “[***]

3

Claim”), which is estimated to be approximately $100,000 (one hundred thousand USD), and the revenue from the sale of product to [***] in connection with the pro forma invoice dated on or about February 9, 2012 (the “[***] Claim”), which is estimated to amount to $200,000 (two hundred thousand USD).    Metabolix shall indemnify, defend and hold harmless the Telles Parties and the ADM Parties from and against any and all claims, suits, liabilities, damages, costs, expenses and actions arising on or after February 8, 2012 relating to or concerning the Purchased Contracts.

(iii)                               Certifications.  Upon the terms and subject to the conditions of this Agreement, Telles shall, on the Effective Date, irrevocably sell, transfer, assign, convey, and set over to Metabolix all of Telles’ right, if any, to certifications, product approvals, registrations and similar items held in Telles’ name, to the extent transferable, including but not limited to those set forth on Exhibit F (the “Purchased Certifications”).  The Parties shall use their reasonable best efforts (but without the requirement of any payment of money by Telles, Telles BV or ADM) to convey to Metabolix the use of all Purchased Certifications, , including signing all documents and taking any other actions necessary or advisable to facilitate such conveyance.

(c)                                  Disclaimer of Representations and Warranties. EXCEPT AS SPECIFICALLY SET FORTH IN SECTION 6, THE SALES, TRANSFERS AND/OR CONVEYANCES TO METABOLIX DESCRIBED IN THIS SECTION 1 ARE MADE ON AN “AS IS”; “WHERE IS” BASIS WITHOUT ANY REPRESENTATION OR WARRANTY AND WITHOUT RECOURSE.  EXCEPT AS SPECIFICALLY SET FORTH IN SECTION 6, THE TELLES PARTIES AND THE ADM PARTIES MAKE NO REPRESENTATION OR WARRANTY REGARDING THE SALES, TRANSFERS AND/OR CONVEYANCES IN THIS SECTION 1 , WHETHER EXPRESS OR IMPLIED.  EXCEPT AS SPECIFICALLY SET FORTH IN SECTION 6, THE TELLES PARTIES AND THE ADM PARTIES DISCLAIM ALL REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE SALES, TRANSFERS AND/OR CONVEYANCES IN THIS SECTION 1, INCLUDING WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY WITH RESPECT TO ENFORCEABILITY OR MERCHANTABILITY OR NON-INFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE OR QUANTITY OR VALUE OR SPECIFICATION.

2.                                      Payments, Costs, Lien on Purchased Inventory, and Other Matters.

(a)                                 As consideration for the sale of the Purchased Inventory, Purchased Trademarks, Purchased Contracts and Purchased Certifications (collectively, the “Purchased Assets”) Metabolix shall pay to Telles $2,981,567 (two million nine hundred eighty one thousand five hundred and sixty seven USD), (the “Purchase Price”).  Telles irrevocably instructs Metabolix to, and Metabolix shall, wire immediately available funds directly to ADM in accordance with ADM’s written instructions equal to the Purchase Price in consideration of, among other things, ADM’s release of its lien on the Purchased Inventory.  On the Effective Date, Telles shall deliver the Bill of Sale, in the form attached hereto as Exhibit G, duly executed by Telles and Telles BV.  In addition, on the Effective Date, Telles shall wire to ADM an amount equal to the aggregate cash balances of Telles and Telles BV on the Effective Date less $100,000 (“Telles Cash”) in consideration of, among other things, ADM’s release of its lien on the Purchased Inventory, towards partial payment of amounts owed by Telles to ADM. After payment of the Telles Cash to ADM, Telles shall have $100,000 in cash on hand on the Effective Date (before receipt of future proceeds and revenue as provided in Section 2(b) below).  This remaining $100,000 cash balance is herein referred to as the “Remaining Telles Cash”).

(b)                                 Any and all proceeds and revenue from (i) Telles’ and Telles BV’s inventory and product sold, disposed of or shipped by Telles or Telles BV on or before the Effective Date and (ii) settlements involving Telles or Telles BV relating to events that occurred or arose on or before the Effective Date shall be subject to ADM’s security interest pursuant to the Loan Agreement and shall

4

thereby be for the benefit and account of ADM.  Such proceeds shall include, but not be limited to any and all proceeds and revenue from (i) the [***] Claim and (ii) the [***] Claim. All proceeds from Purchased Inventory sold or disposed of by Metabolix, ADM, Telles or Telles BV after the Effective Date shall be for the benefit of Metabolix.  If ADM, Telles or Telles BV receives any proceeds from the sale of Purchased Inventory after the Effective Date, ADM, Telles, or Telles BV, as the case may be shall promptly (or Telles shall cause Telles BV, as applicable, to), and in any event within 7 (seven) days of receiving such proceeds, remit such proceeds to Metabolix.

(c)                                  Any and all costs, expenses and fees relating to or concerning Telles’ and Telles BV’s inventory and product prior to the Effective Date, including that of storing, shipping and maintaining the inventory, shall be the responsibility of Telles or Telles BV, as the case may be.  Any and all costs, expenses and fees incurred by Telles, Telles BV and/or any of the ADM Parties relating to or concerning the Purchased Inventory and other Purchased Assets on and after the Effective Date, including that of storing, shipping and maintaining the Purchased Inventory, shall be the responsibility of Metabolix, and Metabolix shall promptly reimburse ADM for such costs following receipt of an invoice therefor.

(d)                                 The Parties acknowledge and agree that (i) there may be additional amounts due to or from one or more of the Parties relating to the Pilot Sourcing and with respect to certain logistics services provided by ADM to Telles, which will be separately resolved and paid outside the scope of this Agreement.

(e)                                  Upon the sale of the Purchased Assets, (i) ADM shall be deemed automatically to have released all of its security interests in the Purchased Assets so sold; (ii) ADM will release all of its liens on the Purchased Assets; and (iii) Metabolix shall be authorized to file a UCC-3 release in the form of Exhibit H with the Delaware Secretary of State.  The release of such security interests shall not constitute a release of ADM’s security interest in any assets other than the Purchased Assets.

3.                                      Co-Funded Equipment.

(a)                                 As of and following the Effective Date, Metabolix (i) shall retain ownership of the Equipment listed on Exhibit A “as is”, “where is”, without any representations or warranties from and without any recourse against any of the Telles Parties or the ADM Parties and (ii) hereby relinquishes any and all other claims it may have against any of the Telles Parties or the ADM Parties relating to the Equipment, including but not limited to, reimbursement for payments made on account of the Equipment.

(b)                                 As of and following the Effective Date, ADM hereby relinquishes (i) any and all claims to ownership of the Equipment and (ii) any and all other claims it may have against any of the Telles Parties or the Metabolix Parties relating to the Equipment, including but not limited to, reimbursement for payments made on account of the Equipment.

(c)                                  The Metabolix Parties hereby waive and relinquish any and all claims, suits, liabilities, damages, costs, expenses and actions relating to or concerning the Equipment and release and discharge the Telles Parties and the ADM Parties from any and all claims, suits, liabilities, damages, costs, expenses and actions relating to or concerning the Equipment.  As of and following the Effective Date, Metabolix shall indemnify, defend and hold harmless the Telles Parties and the ADM Parties from and against any and all claims, suits, liabilities, damages, costs, expenses and actions relating to or concerning the Equipment.  As of and following the Effective Date, the ADM Parties waive and relinquish any and all claims, suits, liabilities, damages, costs, expenses and actions relating to or concerning the Equipment and release and discharge the Telles Parties and the Metabolix Parties from

5

any and all claims, suits, liabilities, damages, costs, expenses and actions relating to or concerning the Equipment.

4.                                      Remaining Telles Assets; Telles’ Debt to ADM; General Manager and Liquidator and Dissolution

(a)                                 Any and all assets of Telles not otherwise purchased by Metabolix under this Agreement shall remain the property of Telles.

(b)                                 Notwithstanding anything contrary in this Agreement (i) the debt and liability of Telles to ADM and to Archer-Daniels-Midland Company shall remain outstanding and shall not be altered by this Agreement, and (ii) except as provided in Section 2(e) above, the security interest granted to ADM pursuant to the Loan Agreement and other Commercial Alliance Agreements shall remain in full force and effect.

(c)                                  From and after the Effective Date, all assets, cash and proceeds from the wind-up and dissolution of Telles shall remain subject to ADM’s security interest pursuant to the Loan Agreement and other Commercial Alliance Agreements and shall thereby be for the sole benefit and account of ADM, and proceeds of and collections of such shall be remitted to ADM promptly on receipt.  Notwithstanding the foregoing and as further provided in Section 4(f) below, the Remaining Telles Cash will be available to the General Manager and the Liquidator of Telles to satisfy accounts payables of Telles, including the Metabolix Payables (as defined in Section 6B(c)).

(d)                                 From and after the Effective Date, Metabolix and ADM shall each use their reasonable best efforts to secure payment of account receivables and other amounts due to Telles and Telles BV and shall take any and all actions and sign all documents as are reasonably necessary, helpful or advisable to secure and collect such receivables and other amounts due, which shall be for the account and benefit of ADM and the proceeds of and collections of such shall be remitted to ADM promptly on receipt.  Nothing herein shall constitute a release of ADM’s security interest in any such accounts receivable or other amounts due.

(e)                                  From and after the Effective Date, ADM shall have the right from time to time to appoint in its sole discretion: (i) the General Manager of Telles and (ii) the Liquidator of Telles.  Such appointments shall come into effect when so designated by ADM and ADM may relieve any General Manager and/or Liquidator and appoint others in their place at ADM’s sole discretion.  Metabolix and Telles shall fully cooperate with the appointments and appointees and take all actions and sign all documents as are necessary, helpful or advisable to facilitate the carrying out and execution of the duties, responsibilities and obligations of the General Manager and Liquidator; and shall follow, and not object to, the instructions and decisions of the General Manager and Liquidator as they relate to Telles, including among other things in their capacities as members of the Board of Directors, Members, and Steering Committee Members.  Notwithstanding the foregoing, the power and authority of such General Manager shall be limited to managing the winding up and dissolution of Telles in accordance with the Operating Agreement.  Capitalized terms used in this Section 4(e) but not defined in this Agreement shall have the meanings attributed to them in the Operating Agreement.

(f)                                   Telles and Metabolix acknowledge and agree that ADM is a secured creditor of Telles and, furthermore, that in liquidation Telles is obligated to pay ADM until the Working Capital Loan (as such is defined in the Loan Agreement) is paid in full, and then until the Ledger Account (as such term is defined in the Operating Agreement) is repaid, provided sufficient funds are available.  Telles and Metabolix further agree and acknowledge that each shall take all reasonable actions to assist

6

Telles in paying its debt to ADM and to repay the Ledger Account in liquidation as provided for in the Operating Agreement.

(g)                                  The Parties agree that the Remaining Telles Cash will be available to the General Manager and the Liquidator of Telles (i) first, to satisfy accounts payables of Telles held by third party trade creditors and (ii) second, if any remains to reimburse Metabolix for the Metabolix Payables.  Metabolix acknowledges and agrees that it shall only receive reimbursement of the Metabolix Payables to the extent of the Remaining Telles Cash, if any, after payment of all other amounts due to third party trade creditors.

(h)                                 In the unlikely event that ADM (or an affiliate) is required to repay or otherwise reimburse Telles or Telles BV, directly or indirectly to any of their creditors, for any of the Purchase Price or the Telles Cash paid to ADM pursuant to Section 2(a) above, then Metabolix hereby agrees that it shall make a payment to ADM in an amount equal to 50% of all payments made by Telles or Telles BV (or by ADM or an affiliate on their behalf) on or after the Effective Date to anyone other than the ADM Parties over and above the amount of the Remaining Telles Cash, provided that in no event shall the amount to be so paid by Metabolix exceed the total of the Purchase Price and the Telles Cash required to be so repaid or reimbursed by ADM.  The amount to be paid by Metabolix under this Section 4(h) shall be made promptly after a statement detailing the amount of such payment is provided to Metabolix.  Except as set forth in this Section 4(h) or as otherwise specifically provided in this Agreement, neither Metabolix nor ADM shall have any duty or obligation to provide any funds relating to the winding up or dissolution of Telles.

5.                                      Waiver and Release of ADM’s Manufacturing and Services Obligations.  The Metabolix Parties and the Telles Parties hereby forever waive, discharge, relinquish and release any and all of their rights, claims, and options, as they may relate to any and all of ADM’s or ADM Parties’ obligations, requirements and/or duties, relating to or concerning Section 10.5.1(a) of the Commercial Alliance Agreement and/or Section 3 of the Manufacturing Agreement from and after the Effective Date.   Without limiting the foregoing, ADM and the ADM Parties are hereby forever released and discharged from any and all obligations, responsibilities and duties to provide or make available to any of the Telles Parties or the Metabolix Parties any product, manufacturing services, fermentation services, other services and/or Post Termination Services.

6.                                      Representations and Warranties.

A.                                    Each Party represents and warrants to each other Party as follows:

(a)                                 Such Party has full power and authority to execute, deliver and perform such Party’s obligations under this Agreement in accordance with its terms.

(b)                                 This Agreement (i) has been duly and validly authorized by all necessary action on the part of such Party; (ii) has been duly executed and delivered by an authorized representative of such Party; and (iii) constitutes a legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(c)                                  Such Party is not a party to, subject to or bound by any agreement or any judgment, order, writ, prohibition, injunction or decree of any court or other governmental body which would prevent the execution, delivery or performance of this Agreement.

7

(d)                                 No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority over such Party (or any of its properties) is required for (i) such Party’s execution and delivery of this Agreement (and each agreement executed and delivered by it in connection herewith) or (ii) the consummation by such Party of the transactions contemplated by this Agreement (and each agreement executed and delivered by it in connection herewith) or, to the extent so required, such consent, approval, authorization, order, registration, filing or notice has been obtained, made or given (as applicable) and is still in full force and effect.

(e)                                  As of the Effective Date, to the knowledge of such Party, the sale of the Purchased Inventory by Telles or any of the transactions contemplated hereby are not prohibited by any stay or injunction in any litigation or governmental action.

(f)                                   No person or entity acting on behalf of such Party or any of its affiliates or under the authority of any of them is or will be entitled to any brokers’ or finders’ fee or any other commission or similar fee, directly or indirectly, from such Party or any of its affiliates in connection with any of the transactions contemplated hereby.

B.  Metabolix represents and warrants to each other Party, after due inquiry with Robert Engle and Jean Paul Meijer, as follows:

(a)                                 Except for the dispute with [***] described on Exhibit E (the “[***] Claim”), to Metabolix’s actual knowledge, there are no actions, suits, investigations or proceedings pending or, to its knowledge, threatened against Telles or Telles BV.

(b)                                 To Metabolix’s actual knowledge, no customer, vendor or third party has verbally or in writing or otherwise threatened a suit or alleged or claimed that Telles or Telles BV has breached an agreement or otherwise not fulfilled its obligations and duties.

(c)                                  Other than as set forth on Exhibit B, none of Telles, Telles BV, or ADM owe any monies to Metabolix (such amounts set forth on Exhibit B are referred to herein as the “Metabolix Payables”).

C.  ADM represents and warrants to each other Party, after due inquiry with Robert Engle and Jean Paul Meijer, as follows:

(a)                                 Except for the [***] Claim, to ADM’s actual knowledge, there are no actions, suits, investigations or proceedings pending or threatened against Telles or Telles BV.

(b)                                 To ADM’s actual knowledge, no customer, vendor or third party has verbally or in writing or otherwise threatened a suit or alleged or claimed that Telles or Telles BV has breached an agreement or otherwise not fulfilled its obligations and duties.

(c)                                  Other than as set forth on Exhibit B, none of Telles, Telles BV or ADM Parties is owed any monies by Metabolix.

7.                                      Release of Metabolix Parties; Covenant Not to Sue.

(a)                                 Except as set forth below, in consideration of the mutual agreements contained herein, the adequacy and sufficiency of which are hereby acknowledged, each of (i) the ADM Parties and (ii) the Telles Parties hereby release and forever discharge the Metabolix Parties from any and all claims,

8

demands, actions, causes of action, liabilities and damages in law or in equity relating to or concerning the Commercial Alliance Agreements or the Parties’ relationship created pursuant to the Commercial Alliance Agreements, that the ADM Parties and the Telles Parties, or any of them, had or now have or may claim to have, whether known or unknown, and whether arising by federal, state, local or foreign statutory, common law or otherwise, of whatsoever kind or nature whether fixed or contingent, accrued or un-accrued, liquidated or un-liquidated, from the beginning of time to and including the Effective Date and thereafter (collectively referred to in this Section 7 as “claims”).  Notwithstanding anything to the contrary herein, the ADM Parties and the Telles Parties are not hereby releasing the Metabolix Parties from any claims (i) arising after the Effective Date in connection with any written agreement executed after the Effective Date between either the ADM Parties or the Telles Parties and any of the Metabolix Parties, (ii) arising in connection with post-termination rights or obligations under the Commercial Alliance Agreements (other than those expressly waived herein), (iii) arising in connection with the letter agreement between Metabolix and Archer Daniels Midland Company dated February 29, 2012 regarding the employment of Wilfried Jobst, (iv) to enforce the Metabolix Parties’ obligations incurred under this Agreement and (v) arising outside of the Commercial Alliance Agreements or the relationship created pursuant to the Commercial Alliance Agreements.

(b)                                 The ADM Parties and the Telles Parties further agree not to institute any litigation, lawsuit, claim or action against any of the Metabolix Parties with respect to any and all claims released in Section 7(a).

(c)                                  Nothing in this Section 7 shall relate to Archer-Daniels-Midland Company’s continuing ownership of stock in Metabolix.

8.                                      Release of ADM Parties; Covenant Not to Sue.

(a)                                 Except as set forth below, in consideration of the mutual agreements contained herein, the adequacy and sufficiency of which are hereby acknowledged, each of (i) the Metabolix Parties and (ii) the Telles Parties hereby release and forever discharge the ADM Parties from any and all claims, demands, actions, causes of action, liabilities and damages in law or in equity relating to or concerning the Commercial Alliance Agreements or the Parties’ relationship created pursuant to the Commercial Alliance Agreements, that the Metabolix Parties and the Telles Parties, or any of them, had or now have or may claim to have, whether known or unknown, and whether arising by federal, state, local or foreign statutory, common law or otherwise, of whatsoever kind or nature whether fixed or contingent, accrued or un-accrued, liquidated or un-liquidated, from the beginning of time to and including the Effective Date and thereafter (collectively referred to in this Section 8 as “claims”). Notwithstanding anything to the contrary herein, the Metabolix Parties and the Telles Parties are not hereby releasing the ADM Parties from any claims (i) arising after the Effective Date in connection with any written agreement executed after the Effective Date between either the Metabolix Parties or the Telles Parties and any of the ADM Parties, (ii) arising in connection with post-termination rights or obligations under the Commercial Alliance Agreements (other than those expressly waived herein) (iii) arising in connection with the letter agreement between Metabolix and Archer Daniels Midland Company dated February 29, 2012 regarding the employment of Wilfried Jobst, (iv) to enforce obligations for payment of amounts due with respect to the items referenced in Section 2(d) hereof,  (v) to enforce the ADM Parties’ obligations incurred under this Agreement; and (vi) arising outside of the Commercial Alliance Agreements or the relationship created pursuant to the Commercial Alliance Agreements.

(b)                                 The Metabolix Parties and the Telles Parties further agree not to institute any litigation, lawsuit, claim or action against any of the ADM Parties with respect to any and all claims released in Section 8(a).

9

9.  [Intentionally omitted.]

10.                               Governing Law.  This Agreement shall be construed and governed in accordance with the substantive laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Delaware.

11.                               Waiver of Jury Trial.  EACH PARTY HEREBY IRREVOCABLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENT OR ACTION RELATED HERETO OR THERETO.

12.                               Payment of Expenses.  Each Party shall pay its own expenses in connection with the negotiation, execution and carrying out of this Agreement and the transactions contemplated hereby.

13.                               Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

14.                               Further Assurances.  Each Party shall duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including without limitation the filing of such assignments, agreements, documents and instruments, as may be necessary or as the other Party may reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes hereof, or to better assure and confirm unto such other Party its rights and remedies under this Agreement.

15.                               Entire Agreement.  This Agreement is the complete, final and exclusive agreement among the Parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, among the Parties with respect to the subject matter hereof; provided that the surviving language, covenants, duties and obligations in the Commercial Alliance Agreements shall survive and remain in full force and effect except to the extent they are inconsistent with or as explicitly amended by this Agreement.

16.                               Notices.  All notices, requests and other communication hereunder shall be in writing and sent by facsimile or email, with confirmation sent by courier requiring acknowledgment of receipt by the respective Parties as follows:

To Metabolix:                  Metabolix Corporation

21 Erie Street

Cambridge, MA 02139-4260

Attn: President and CEO

Fax: 617-583-1767

Email: eno@metabolix.com

With copy to:                      Goodwin Procter LLP

53 State Street

Boston, MA 02109

Attn:  Christopher J. Denn, Esq.

Fax:  617-523-1231

Email: CDenn@goodwinprocter.com

10

To ADM:                                            ADM Polymer Corporation

4666 Faries Parkway

Decatur, IL 62526

Attn: President

Fax: 217-424-6196

Email: Scott.roberts@adm.com

With copy to:                      Archer-Daniels-Midland Company

4666 Faries Parkway

Decatur, IL 62526

Attn: General Counsel

Fax: 217-424-6196

Email: David.smith@adm.com

To Telles:                                           Telles, LLC

21 Erie Street

Cambridge, MA 02139-4260

Fax: 617-583-1767

Email: eno@metabolix.com

With copy to:                      Metabolix, at the address set forth above, and

ADM, at the address set forth above

To Telles BV:                      Telles (Europe) BV

Stationsstraat 76

1541 LJ Koog aan de Zaan

The Netherlands

Attention: Managing Director

17.          Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each Party and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart.  For the purposes of executing this Agreement, (i) a document signed and transmitted by facsimile machine, telecopier or electronic mail shall be treated as an original document; (ii) the signature of any Party on such document shall be considered as an original signature; (iii) the document or page transmitted containing the signature or signatures of one of more Parties shall have the same effect as a counterpart thereof containing original signatures; and (iv) at the request of a Party, each Party who executed a document and transmitted such document by facsimile machine, telecopier or electronic mail, shall provide such original document to the Parties.  No Party may raise as a defense to the enforcement of this Agreement that a facsimile machine, telecopier or electronic mail was used to transmit a signature of that Party or another Party on the Agreement.

18.          Advice of Counsel.  In entering into this Agreement, the Parties represent that they have proceeded with the advice of an attorney of their choice that they have read the terms of this Agreement, that the terms of this Agreement have been completely read and explained to them by their attorneys, and that those terms are fully understood and accepted by them.

19.          Construction of Agreement.  The Parties acknowledge and agree that this Agreement shall not be construed more strictly against one Party than another Party merely by virtue of the fact that it, or any part of it, may have been prepared by counsel for one of the Parties, it being recognized that it is

11

the result of arms-length negotiations between the Parties and all Parties have contributed substantially and materially to the preparation of this Agreement.  Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms “hereof,” “herein,” “hereby” and derivative or similar words refer to this entire Agreement; (iv) the term “Section” refers to the specified Section of this Agreement; (v) the word “including” shall mean “including, without limitation;” (vi) the word “or” shall be disjunctive but not exclusive; and (vii) the word “agreement” shall mean any contract, commitment or other agreement, whether oral or written, that is legally binding.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  References to agreements and other documents shall be deemed to include all subsequent amendments and other modifications thereto.  References to statutes shall include all regulations promulgated thereunder and references to statutes or regulations shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.

20.          Severability.  In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties.  The Parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

[Remainder of Page Intentionally Left Blank]

12

Signature Page to Joint Venture Settlement Agreement

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written above.

METABOLIX:

METABOLIX, INC.,
a Delaware corporation

By:	/s/ Richard P. Eno
Richard P. Eno
President and CEO

ADM:

ADM POLYMER CORPORATION,
a Delaware corporation

By:	/s/ Terry A. Stoa
Authorized Representative

TELLES:

TELLES, LLC,
a Delaware limited liability company

By:	/s/ Richard P. Eno
Richard P. Eno
Director

By:	/s/ Terry A. Stoa
Authorized Representative

By:	/s/ Robert Engle
Robert Engle
General Manager

TELLES BV:

TELLES (EUROPE) B.V., a company organized under the laws of the Netherlands

By:	/s/ J.P. Meijer
Name:	J.P. Meijer
Title:	Managing Director

Exhibit A — Equipment

Exhibit B — Payables

Exhibit C — Trademark Assignments

Exhibit D — Assignment and Assumption Agreement

Exhibit E — Excluded Contracts

Exhibit F — Certifications

Exhibit G — Bill of Sale

Exhibit H — Form of UCC-3

Exhibit A

Equipment

Metabolix, Inc.

Capital Equipment Acquisitions for Pilot Production

group_name	id_number	descr	building	make	model	serial_no
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
		[***]	[***]	[***]	[***]	[***]

Metabolix, Inc.

Capital Equipment Acquisitions for Pilot Production

[***]

Description	Model	Serial No
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Exhibit B

Payables

Name	Ref No.	Description	Total

Metabolix owed to ADM

Archer Daniels Midland Company		[***]	(14,576.00)

Archer Daniels Midland Company		[***]	(24,438.00)

Archer Daniels Midland Company	435000	[***]	(5,172.24)

Archer Daniels Midland Company	397399	[***]	(2,658.44)

Archer Daniels Midland Company	368408	[***]	(5,631.71)

Archer Daniels Midland Company	362405	[***]	(8,489.01)

Archer Daniels Midland Company	292320	[***]	(4,283.17)

Archer Daniels Midland Company	248482	[***]	(14,790.69)

Archer Daniels Midland Company	224653	[***]	(7,745.60)

Archer Daniels Midland Company	380307	[***]	(7,543.05)

Archer Daniels Midland Company	380309	[***]	(15,552.63)

Archer Daniels Midland Company	464742	[***]	(3,349.15)

Archer Daniels Midland Company	478658	[***]	(3,785.00)

Archer Daniels Midland Company		[***]	(17,680.41)

Archer Daniels Midland Company	460824	[***]	(1,945.00)

Archer Daniels Midland Company		[***]	(9,790.00)

			(147,430.10)

ADM owed to Metabolix

Archer Daniels Midland Company	000510	[***]	(29,062.00)

Archer Daniels Midland Company	000493	[***]	85,851.46

Archer Daniels Midland Company	000494	[***]	522.44

Archer Daniels Midland Company	000505	[***]	41,511.09

Archer Daniels Midland Company	000506	[***]	1,161.09

Archer Daniels Midland Company	000511	[***]	90,822.85

Archer Daniels Midland Company	000512	[***]	427.50

Archer Daniels Midland Company	000526	[***]	116,421.82

Archer Daniels Midland Company		000527	[***]	309.38

Archer Daniels Midland Company		000528	[***]	1,091.03

Archer Daniels Midland Company		000529	[***]	270.24

Archer Daniels Midland Company		000530	[***]	11,737.92

Archer Daniels Midland Company		000531	[***]	39.21

Archer Daniels Midland Company			[***]	14,195.31

Archer Daniels Midland Company			[***]	401.46

Archer Daniels Midland Company			[***]	21,121.18

Archer Daniels Midland Company			[***]	250.79

				357,072.77

Telles Owed to Metabolix

Telles			[***]	683.38

Telles		000536	[***]	21,967.12

Telles		000537	[***]	6,223.10

Telles		000520	[***]	27,635.04

				56,508.64

Metabolix Owed to Telles

Telles BV	[***]	443062	[***]	(489.32)

Telles BV	[***]		[***]	(7,615.56)

Telles LLC	[***]	21096	[***]	(500.00)

Telles LLC	[***]	65703/65704	[***]	(11,320.00)

				(19,924.88)

Net MBLX Receivable from ADM				209,642.67
Net MBLX Receivable from Telles				36,583.76

EXECUTION

Exhibit C

Trademark Assignments

TRADEMARK ASSIGNMENT

This Trademark Assignment (the “Assignment”) is by and between:

•                  Telles, LLC, a limited liability company duly formed and validly existing under the laws of the State of Delaware, United States of America, with headquarters located at 21 Erie Street, Cambridge, MA 02139, United States of America (“Telles” or “Assignor”),

•                  Metabolix, Inc., a corporation duly incorporated and validly existing under the laws of the State of Delaware, United States of America, with headquarters located at 21 Erie Street, Cambridge, MA 02139, United States of America (“Metabolix” or “Assignee”)

and is effective as of the latest signature date below (the “Effective Date”).

1.             Background.  Assignor owns the trademarks set forth on Schedule A attached hereto (the “Trademarks”).  Assignee wishes to acquire the Trademarks together with the goodwill associated therewith.  Assignor wishes to assign the Trademarks and Assignee wishes to accept such assignment on the terms and conditions set forth in this Assignment.

2.             Grant.  For good and valuable consideration including payment of US$1.00, Assignor hereby sells, assigns, and transfers to Assignee, its successors and assigns, the entire right, title, and interest in, to, and under the Trademarks worldwide, including all common law rights, trademark applications, registrations, and renewals, and the right to sue for past, present and future infringement, together with the goodwill symbolized by the Trademarks.

3.             Further Acts / Recordal.  Assignor further covenants with Assignee to execute when requested such additional assignments, instruments and documents as may reasonably be necessary to effectuate this Assignment and to enable the Assignee to record the Assignment in the various trademark offices, including recordations of assignment of trademark suitable for filing.  To the extent required under applicable law or otherwise necessary, Assignor herewith authorizes Assignee to apply for the recordal of the assignment of the Trademarks and to request the trademark offices in the territories concerned to issue to the Assignee any and all documents covering the Trademarks.  Should Assignor fail to take such steps or execute such documents promptly upon request, Assignor authorizes Assignee to take such steps and execute such documents in Assignor’s name and on Assignor’s behalf and Assignor hereby irrevocably appoint Assignee as its power of attorney for these purposes.

4.             Governing Law. This Agreement shall be governed and construed and interpreted in accordance with the laws of the State of Delaware, USA, irrespective of the choice of laws principles of the State of Delaware.

[Signature page to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed as of the Effective Date.

TELLES, LLC

Date:	, 2012	By:
Name: Robert E. Engle
Title: General Manager

CERTIFICATE OF ACKNOWLEDGMENT

STATE OF                                           , USA

COUNTY OF

On this                             day of                             , 2012, before me, the undersigned notary public, personally appeared Robert E. Engle, proved to me through satisfactory evidence of identification, which was                                                            , to be the person whose name is signed on the preceding or attached document and acknowledged to me that he/she signed it voluntarily for its stated purpose.

Notary Public

My Commission Expires

WITNESSES TO ASSIGNMENT BY TELLES

Name:	Name:

Title:	Title:

Nationality:	Nationality:

Address:	Address:

Date: March , 2012	Date: March , 2012

DECLARATION OF ACCEPTANCE

The above named Assignee, Metabolix, Inc., hereby declares that with effect from the            day of                                   , 2012, it accepts the Trademarks as granted in Paragraph 2 of the Assignment, including all goodwill of the business symbolized by such Trademarks including all rights to recover past, present and future damages for infringement, assigned to it by Assignor, Telles, LLC, pursuant to the foregoing Assignment.

METABOLIX, INC.

Date:	, 2012	By:
Name: Richard P. Eno
Title: President & CEO

CERTIFICATE OF ACKNOWLEDGMENT

STATE OF                                           , USA

COUNTY OF

On this                             day of                             , 2012, before me, the undersigned notary public, personally appeared Richard  P. Eno, proved to me through satisfactory evidence of identification, which was                                                            , to be the person whose name is signed on the preceding or attached document and acknowledged to me that he/she signed it voluntarily for its stated purpose.

Notary Public

My Commission Expires

WITNESSES TO ACCEPTANCE BY METABOLIX

Name:	Name:

Title:	Title:

Nationality:	Nationality:

Address:	Address:

Date: March , 2012	Date: March , 2012

SCHEDULE A

The Trademarks being assigned include all formatives of the marks listed below, namely, all marks comprised of or containing any of the marks listed below, including, but not limited to the marks in all colors, styles, fonts, combinations of upper and lower case letters:

Trademarks:

1.               MIREL

2.

3.               TELLES

4.               M∙VERA

Related Pending Applications and Registrations:

Country	Mark	Appl./Reg. No.	Status
	MIREL	927992	Registered
	TELLES	919557	Registered
Australia		924047	Registered

Country	Mark	Appl./Reg. No.	Status
	MIREL	829030220	Registered
	[***]	[***]	[***]
Brazil	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]

Country	Mark	Appl./Reg. No.	Status
	[***]	[***]	[***]
	[***]	[***]	[***]
Canada	M∙VERA	814541	Registered
		810894	Registered

Country	Mark	Appl./Reg. No.	Status
China	MIREL	927992	Registered

TELLES	919557	Registered
M∙VERA	8314274	Registered
M∙VERA	8314273	Registered
	924047	Registered
	7544774	Registered

Country	Mark	Appl./Reg. No.	Status
	MIREL	5600085	Registered
	TELLES	5769278	Registered
European Union	M∙VERA	9114381	Registered
		5872312	Registered

Country	Mark	Appl./Reg. No.	Status
	MIREL	1523491	Registered
	MIREL	1834969	Registered
India	TELLES
	[***]	[***]	[***]
		1834970	Registered

Country	Mark	Appl./Reg. No.	Status
	MIREL	221258	Registered
	MIREL	221260	Registered
	M∙VERA	229630	Registered
Israel	MVERA	229629	Registered
		221257	Registered
		221259	Registered

Country	Mark	Appl./Reg. No.	Status
	MIREL	927992	Registered
	MIREL (in Katakana)	5326728	Registered
	TELLES	919557	Registered
Japan	M∙VERA	5382935	Registered
		924047	Registered
		5332921	Registered

Country	Mark	Appl./Reg. No.	Status
	MIREL	1011661	Registered
	MIREL	1193197	Pending
	MIREL	1046756	Registered
	TELLES	1026262	Registered
Mexico	[***]	[***]	[***]
	[***]	[***]	[***]
		1026261	Registered
	[***]	[***]	[***]
	[***]	[***]	[***]

Country	Mark	Appl./Reg. No.	Status
	MIREL	761687	Registered
	MIREL	777715	Registered
New Zealand	TELLES	765314	Registered
	TELLES	775625	Registered
		767768	Registered

Country	Mark	Appl./Reg. No.	Status
	MIREL	927992	Registered
Norway	TELLES	919557	Registered
		924047	Registered

Country	Mark	Appl./Reg. No.	Status
	MIREL	229948	Registered
	[***]	[***]	[***]
Pakistan	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]

Country	Mark	Appl./Reg. No.	Status
	MIREL	4-2007-000190	Registered
	MIREL	4-2009-007399	Registered
Philippines	TELLES	4-2007-002954	Registered
		4-2007-005093	Registered
		4-2009-007400	Registered

Country	Mark	Appl./Reg. No.	Status
	MIREL	927992	Registered
	TELLES	919557	Registered
Russia		924047	Registered
		411643	Registered

Country	Mark	Appl./Reg. No.	Status
	MIREL	2007/00469	Registered
South Africa	TELLES	2007/07127	Registered
		2007/09035	Registered

Country	Mark	Appl./Reg. No.	Status
	MIREL	927992	Registered
South Korea	TELLES	919557	Registered
		924047	Registered

Country	Mark	Appl./Reg. No.	Status
	MIREL	927992	Registered
	TELLES	919557	Registered
Switzerland	M∙VERA	605373	Registered
		924047	Registered
		596633	Registered

Country	Mark	Appl./Reg. No.	Status
	MIREL	01291527	Registered
Taiwan	TELLES	01309258	Registered
		01302192	Registered

Country	Mark	Appl./Reg. No.	Status
	MIREL	3555191	Registered
	TELLES	4002624	Registered
United States	M∙VERA	4057117	Registered
		3555190	Registered

Country	Mark	Appl./Reg. No.	Status
	MIREL	927992	Registered
	TELLES	919557	Registered
International Registrations		924047	Registered

TRADEMARK ASSIGNMENT (India)

This Trademark Assignment (the “Assignment”) is by and between:

•                  Telles, LLC, a limited liability company duly formed and validly existing under the laws of the State of Delaware, United States of America, with headquarters located at 21 Erie Street, Cambridge, MA 02139, United States of America (“Telles” or “Assignor”),

•                  Metabolix, Inc., a corporation duly incorporated and validly existing under the laws of the State of Delaware, United States of America, with headquarters located at 21 Erie Street, Cambridge, MA 02139, United States of America (“Metabolix” or “Assignee”)

and is effective as of the latest signature date below (the “Effective Date”).

1.             Background.  Assignor owns the trademarks set forth on Schedule A attached hereto (the “Trademarks”).  Assignee wishes to acquire the Trademarks together with the goodwill associated therewith.  Assignor wishes to assign the Trademarks and Assignee wishes to accept such assignment on the terms and conditions set forth in this Assignment.

2.             Grant.  For the good and valuable consideration of US$1.00, Assignor hereby sells, assigns, and transfers to Assignee, its successors and assigns, the entire right, title, and interest in, to, and under the Trademarks in India, including all common law rights, trademark applications, registrations, and renewals, and the right to sue for past, present and future infringement, together with the goodwill symbolized by the Trademarks.

3.             Further Acts / Recordal.  Assignor further covenants with Assignee to execute when requested such additional assignments, instruments and documents as may reasonably be necessary to effectuate this Assignment and to enable the Assignee to record the Assignment in Indian trademark office, including recordations of assignment of trademark suitable for filing.  To the extent required under applicable law or otherwise necessary, Assignor herewith authorizes Assignee to apply for the recordal of the assignment of the Trademarks and to request the Indian trademark office to issue to the Assignee any and all documents covering the Trademarks.  Should Assignor fail to take such steps or execute such documents promptly upon request, Assignor authorizes Assignee to take such steps and execute such documents in Assignor’s name and on Assignor’s behalf and Assignor hereby irrevocably appoint Assignee as its power of attorney for these purposes.

4.             Governing Law. This Agreement shall be governed and construed and interpreted in accordance with the laws of the State of Delaware, USA, irrespective of the choice of laws principles of the State of Delaware.

[Signature page to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed as of the Effective Date.

TELLES, LLC

Date:	, 2012	By:
Name: Robert E. Engle
Title: General Manager

CERTIFICATE OF ACKNOWLEDGMENT

STATE OF                                           , USA

COUNTY OF

On this                             day of                             , 2012, before me, the undersigned notary public, personally appeared Robert E. Engle, proved to me through satisfactory evidence of identification, which was                                                            , to be the person whose name is signed on the preceding or attached document and acknowledged to me that he/she signed it voluntarily for its stated purpose.

Notary Public

My Commission Expires

DECLARATION OF ACCEPTANCE

The above named Assignee, Metabolix, Inc., hereby declares that with effect from the            day of                                   , 2012, it accepts the Trademarks as granted in Paragraph 2 of the Assignment, including all goodwill of the business symbolized by such Trademarks including all rights to recover past, present and future damages for infringement, assigned to it by Assignor, Telles, LLC, pursuant to the foregoing Assignment.

METABOLIX, INC.

Date:	, 2012	By:

Name:

Title:

CERTIFICATE OF ACKNOWLEDGMENT

STATE OF                                           , USA

COUNTY OF

On this                             day of                             , 2012, before me, the undersigned notary public, personally appeared                                                 , proved to me through satisfactory evidence of identification, which was                                                  , to be the person whose name is signed on the preceding or attached document and acknowledged to me that he/she signed it voluntarily for its stated purpose.

Notary Public

My Commission Expires

SCHEDULE A

The Trademarks being assigned include all formatives of the marks listed below, namely, all marks comprised of or containing any of the marks listed below, including, but not limited to the marks in all colors, styles, fonts, combinations of upper and lower case letters:

Trademarks:

5.              MIREL

6.

7.              TELLES

8.              M∙VERA

Related Pending Applications and Registrations:

Country	Mark	Appl./Reg. No.	Status
	MIREL	1523491	Registered
	MIREL	1834969	Registered
India	[***]
	[***]	[***]	[***]
		1834970	Registered

Exhibit D

Assignment and Assumption Agreement

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (“Assignment and Assumption Agreement”), is dated as of March     , 2012 (the “Effective Date”), by and among Metabolix, Inc., a Delaware corporation (“Metabolix”), Telles, LLC, a Delaware limited liability company (“Telles”), and Telles (Europe) BV, a company organized under the laws of the Netherlands and a wholly-owned subsidiary of Telles (“Telles BV”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in that certain Joint Commercial Alliance Settlement Agreement dated as of March     , 2012 by and among Metabolix, ADM Polymer Corporation, a Delaware corporation (“ADM”), Telles and Telles BV (the “Settlement Agreement”).

WHEREAS, Metabolix, ADM, Telles and Telles BV have entered into the Settlement Agreement, providing for, among other things, Telles and Telles BV to sell, transfer, assign and deliver or cause to be sold, transferred, assigned and delivered to Metabolix the Purchased Contracts as set forth in Section 1(b)(ii) of the Settlement Agreement in consideration for the payment of the Purchase Price and the other good and valuable consideration acknowledged in and received under the Settlement Agreement, and the assumption by Metabolix of the Purchased Contracts; and

WHEREAS, the Metabolix, Telles and Telles BV now desire to carry out the intents and purposes of the Settlement Agreement, as they relate to the assignment and assumption of the Purchased Contracts.

NOW, THEREFORE, the parties hereto agree as follows:

1.     Assignment and Assumption.

(a)   As of the Effective Date and upon the terms and subject to the conditions set forth in the Settlement Agreement, Telles and Telles BV hereby transfer, assign and set over to Metabolix all of Telles’ and Telles BV’s rights under and interest in and to the Purchased Contracts, in accordance with and pursuant to the terms of the Settlement Agreement, to have and to hold for Metabolix’ successors and permitted assigns for the rest of the terms referred to therein, subject to the terms, covenants and other conditions thereof.

(b)   Metabolix hereby assumes from and after the Effective Date the Purchased Contracts, in accordance with and pursuant to the terms of the Settlement Agreement.

(c)   Metabolix, Telles and Telles B V shall each use their reasonable efforts to cooperate in obtaining the consent of any other party to any of the Purchased Contracts to the extent that such consent is necessary in order to effect the foregoing assignment and assumption.

2.     Inconsistent or Conflicting Provisions.  Notwithstanding the foregoing, this Assignment and Assumption Agreement is executed pursuant to, and is subject to, the provisions of the Settlement Agreement, and nothing herein shall affect, expand, diminish or otherwise modify the representations, warranties, covenants or obligations of any of the parties thereunder.  If a provision of this Assignment and Assumption Agreement is inconsistent or conflicts with the provisions of the Settlement Agreement, the provisions of the Settlement Agreement shall govern and prevail.

3.     Counterparts.  This Assignment and Assumption Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.

4.     Governing Law.  This Assignment and Assumption Agreement shall be construed and governed in accordance with the substantive laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Delaware.

[Signature page follows]

EXECUTION

IN WITNESS WHEREOF, each of the parties hereto has executed this Assignment and Assumption Agreement, or has caused this Assignment and Assumption Agreement to be executed by its respective officer thereunto duly authorized, all as of the day and year first above written.

TELLES, LLC

By:
	Name:	Richard P. Eno
	Title:	Director

By:
Authorized Representative

By:
	Name:	Robert Engle
	Title:	General Manager

TELLES (EUROPE) B.V.

By:

	Name:	J.P. Meijer
	Title:	Managing Director

METABOLIX, INC.

By:
	Name:	Richard P. Eno
	Title:	President and CEO

Exhibit E

Excluded Contracts

Agreement dated on or about April 9, 2010 between Telles, LLC (“Telles”) and the [***]

Agreement dated on or about August 10, 2010 between Telles, LLC and [***]

Distribution Agreement effective on or about March 1, 2010 by and between Telles, LLC and Telles (Europe) BV

2

Exhibit F

Certifications

AIB-Vincotte certifications

U.S. FDA Food Contact Notifications

Health Canada food contact application

European Food Safety Authority (EFSA) submission

Taiwan sample shipping records

Environment Canada New Substance Notifications

Ministry of Environmental Protection (MEP) of China chemical registrations

3

Exhibit G

Bill of Sale

BILL OF SALE

THIS BILL OF SALE (“Bill of Sale”), effective as of March     , 2012 (the “Effective Date”), is delivered pursuant to the Joint Commercial Alliance Settlement Agreement dated as of March     , 2012 (the “Settlement Agreement”) by and among Metabolix, Inc., a Delaware corporation (“Metabolix”), ADM Polymer Corporation, a Delaware corporation, Telles, LLC, a Delaware limited liability company (“Telles”), and Telles (Europe) BV, a company organized under the laws of the Netherlands and a wholly-owned subsidiary of Telles (“Telles BV”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Settlement Agreement.

Bill of Sale. As of the Effective Date and upon the terms and subject to the conditions set forth in the Settlement Agreement, Telles and Telles BV hereby sell, conveys, assigns, transfers and delivers, and hereby causes its affiliates, if any, to sell, transfer, assign, convey and set over the Purchased Inventory to Metabolix.  The Purchased Inventory is more fully described in the Appendix to this Bill of Sale.

Further Actions. Telles and Telles BV hereby covenant that, at any time or from time to time after the date hereof, they shall execute and deliver such further instruments of conveyance and transfer, provide such materials and information and take such additional action as Metabolix may reasonably request to effect, consummate, confirm or evidence the transfer to Metabolix of the Purchased Inventory, and to confirm Metabolix’ title to the Purchased Inventory and put Metabolix in actual possession and operating control of such Purchased Inventory.

Inconsistent or Conflicting Provisions.  Notwithstanding the foregoing, this Bill of Sale is executed pursuant to, and is subject to, the provisions of the Settlement Agreement, and nothing herein shall affect, expand, diminish or otherwise modify the representations, warranties, covenants or obligations of any of the parties thereunder.  If a provision of this Bill of Sale is inconsistent or conflicts with the provisions of the Settlement Agreement, the provisions of the Settlement Agreement shall govern and prevail.  This Bill of Sale shall be binding upon Telles and Telles BV and their respective successors and assigns, for the uses and purposes set forth and referred to above, effective immediately upon its delivery to Metabolix.

Counterparts.  This Bill of Sale may be executed in multiple counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.

Governing Law.  This Bill of Sale shall be construed and governed in accordance with the substantive laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Delaware.

[Signature page follows]

4

IN WITNESS WHEREOF, each of the parties hereto has executed this Bill of Sale, or has caused this Bill of Sale to be executed by its respective officer thereunto duly authorized, all as of the day and year first above written.

TELLES, LLC

By:
		Name:	Richard P. Eno
		Title:	Director

By:
Authorized Representative

By:
		Name:	Robert Engle
		Title:	General Manager

TELLES (EUROPE) B.V.

By:
		Name:	J.P. Meijer
		Title:	Managing Director

Accepted and agreed:
METABOLIX, INC.

By:
		Name:	Richard P. Eno
		Title:	President and CEO

Bill of Sale Signature Page

Appendix

Purchased Inventory

Telles US	Pounds (approximate)		Telles BV	Pounds (approximate)		Total Telles (approximate)

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

2

Exhibit H

Form of UCC-3

3

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE # 2012 0450363	1b. ☐	This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS.

2. ☐	TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.

3. ☐

CONTINUATION:  Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4. ☐	ASSIGNMENT (full or partial) Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5.	AMENDMENT (PARTY INFORMATION): This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☐ CHANGE name and/or address Please refer to the detailed instructionsin regards to changing the name/address of a party.	☐ DELETE name Give record name to be deleted in item 6a or 6b.	☐ ADD name Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).

6.	CURRENT RECORD INFORMATION

6a. ORGANIZATION S NAME Telles, LLC
OR
6b. INDIVIDUAL S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7.	CHANGED (NEW) OR ADDED INFORMATION

OR	7a. ORGANIZATION S NAME
7b. INDIVIDUAL S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

7d. SEE INSTRUCTIONS	ADD L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION	7g. ORGANIZATIONAL ID #, if any	☐ NONE

4

8.	AMENDMENT (COLLATERAL CHANGE): check only one box.
☒	☐		☐	☐	☐
Describe collateral		deleted or	added, or give entire	restated collateral description,	or describe collateral	assigned.

All Purchased Assets as defined in that certain Joint Commercial Alliance Settlement Agreement by and among Metabolix, Inc., ADM Polymer Corporation and Telles, LLC dated as of March     , 2012, including without limitation the accounts, equipment, inventory and generaly intangibles included in the definition of Purchased Assets.

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment).  If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor,  or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.

9a. ORGANIZATION’S NAME

ADM Polymer Corporation
9b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX
OR

10. OPTIONAL FILER REFERENCE DATA

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV. 05/22/002)